UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 25, 2017

RAYTHEON COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13699	95-1778500
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

870 Winter Street, Waltham, Massachusetts 02451

(Address of Principal Executive Offices) (Zip Code)

(781) 522-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Raytheon Company held its annual meeting of shareholders on May 25, 2017. Set forth below are the final voting results for each of the matters submitted to a vote of the shareholders. For more information about the proposals set forth below, please see Raytheon’s definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2017.

1.	Raytheon’s shareholders elected, by a majority of the votes cast, each of the ten nominees to the Board of Directors as follows:

Director	For	Against	Abstain	Broker Non-Votes
Tracy A. Atkinson	216,848,630	1,212,150	1,031,908	35,407,947
Robert E. Beauchamp	215,784,227	1,235,558	2,072,903	35,407,947
Vernon E. Clark	215,533,923	2,525,669	1,033,096	35,407,947
Stephen J. Hadley	214,836,813	3,225,218	1,030,657	35,407,947
Thomas A. Kennedy	211,141,609	5,984,624	1,966,455	35,407,947
Letitia A. Long	216,896,839	1,195,683	1,000,166	35,407,947
George R. Oliver	215,854,116	1,100,474	2,138,098	35,407,947
Dinesh C. Paliwal	206,860,745	10,050,940	2,181,003	35,407,947
William R. Spivey	210,756,759	7,320,788	1,015,141	35,407,947
James A. Winnefeld, Jr.	216,871,771	1,155,819	1,065,098	35,407,947

2.	Raytheon’s shareholders voted on the advisory vote to approve named executive officer compensation as follows:

For	Against	Abstain	Broker Non-Votes
208,188,229	8,973,550	1,930,909	35,407,947

3.	Raytheon’s shareholders voted on the advisory vote regarding the frequency of future advisory votes on executive compensation as follows*:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
195,737,091	1,423,469	21,073,476	858,652	35,407,947

4.	Raytheon’s shareholders voted on a Company proposal to approve the Raytheon 2017 Incentive Plan for Section 162(m) purposes as follows:

For	Against	Abstain	Broker Non-Votes
208,676,066	7,507,953	2,908,669	35,407,947

5.	Raytheon’s shareholders voted on the ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year beginning January 1, 2017 as follows:

For	Against	Abstain
247,077,875	6,220,454	1,202,306

*	With reference to the vote on the frequency of future advisory votes on executive compensation (the “Frequency Vote”), the Company will continue to hold advisory votes on executive compensation on an annual basis in the future until the next Frequency Vote is conducted, which shall occur no later than the Company’s annual meeting in 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTHEON COMPANY

Date: May 31, 2017	By:	/s/ Frank R. Jimenez
Frank R. Jimenez
Vice President, General Counsel and Secretary